UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR LOS ANGELES, CALIFORNIA		90067
(Address of principal executive offices)		(Zip code)

Copy to:
Daniel J. Hall 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067		P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4100

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

Item 1.  Report to Stockholders.

2

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Semi-Annual Report

April 30, 2018

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	6
Schedule of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Statement of Cash Flows	22
Financial Highlights	23
Notes to Financial Statements	24
Proxy & Portfolio Information	36
Dividend Reinvestment Plan	37
Corporate Information	38
Privacy Notice	39

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

April 30, 2018 (Unaudited)

Dear Shareholders,

We would like to start by thanking you for your interest and participation in the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"). We appreciate the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Economic Conditions and Leveraged Finance Market Update

Volatility was certainly the overwhelming theme for the first quarter of 2018 as markets responded to a spike in 10-year Treasury yields, see-sawing equities and increasing political rhetoric around international trade disputes. The three major U.S. equity indices tallied at least 24 days (out of 61 trading days) with price movements +/- 1.0% during the first quarter. While credit markets have demonstrated resiliency in the face of these equity swings, a sharp increase in U.S. Treasury yields mid-quarter and the general expectation of higher interest rates moving forward led to elevated angst within a space already viewed by some participants as richly valued. Notably, lower-quality and shorter-duration paper outperformed higher quality, longer duration bonds, indicating that the sell-off was largely rates driven. In contrast, leveraged loans were a bright spot, outperforming most fixed income asset classes and equities during the first quarter of 2018 owing to their low duration and minimal correlation to stocks. CLOs generally benefited from healthy demand for floating rate products as well as the rollback of risk-retention requirements. Following the choppy first quarter, credit markets experienced a more traditional risk rally in April reinforced by constructive corporate earnings reports which catalyzed the lower quality spectrum of the market to outperform broader indices during the month. High yield bonds led performance for the first time in 2018 as an absence of interest rate apprehension and rising energy prices boosted asset prices. As a result, on a year-to-date basis, equities as measured by the S&P 500 Index have returned -0.38% through April, while the ICE BofAML High Yield Master II Index ("H0A0") has returned -0.25% and the Credit Suisse Leveraged Loan Index ("CSLLI") has returned 2.08%.

Trade policy came to the forefront in early March when President Trump, acting on a January 2018 recommendation from the U.S. Department of Commerce, announced tariffs on steel and aluminum imports. Attributed to "the threat of steel imports to national security", the proposed tariffs were generally viewed negatively by political leaders within the President's own cabinet as well as constituents abroad, as evidenced by economic adviser Gary Cohn announcing his resignation days before the official order was signed on March 8. Trump's policy change has been perceived as a political move with increasing speculation around retaliatory measures from countries such as China, the largest foreign creditor to the U.S. per the Treasury Department, weighing on investor sentiment. As market participants and political leaders alike continued to speculate about trade policy, the Federal Reserve ("Fed") continued to tighten monetary policy. Meeting for the first time under Chairman Jerome Powell, the Fed raised the benchmark lending rate by another 25 basis points in March, a decision widely anticipated by economists. In addition, the Fed forecast a steeper path of hikes in 2019 and 2020, citing an improving economic outlook as both growth and core inflation expectations continue to rise. The Fed anticipates inflation to return to 2% over the coming months, an estimate which seems to be supported by a labor market that continues to display signs of strength. The most recent employment report released by the Bureau of Labor Statistics showed that while jobs growth slowed in March, average hourly earnings increased 0.3% for the month, bringing year-over-year wage growth to 2.7%. The unemployment rate remained unchanged at 4.1% for the sixth consecutive month. Continued economic expansion, increased inflation and ongoing trade tensions highlighted the U.S. economic backdrop in April. The Bureau of Economic Analysis reported GDP growth of 2.3% for the first quarter of 2018 in their initial estimate, which exceeded forecasts of 2% growth despite a modest contribution of personal consumption. With regards to interest rates, the U.S. 10-year Treasury yield reached 3% in late April for the first time since 2014, largely attributed to the steady increase in core inflation which the Fed noted is approaching their 2% target in statement language following the most recent FOMC meeting. The target rate remained within the 1.5-1.75% range with 30-day Fed Fund futures data from the CME Group indicating a strong probability that a 25-basis point interest rate increase will occur following their June meeting. The labor market continues to support the Fed's gradual approach to tightening monetary policy as the Bureau of Labor Statistics reported a modest 0.1% increase in average hourly earnings in April while the unemployment rate fell to 3.9%, its lowest level since the backdrop was sound from a fundamental perspective. Rhetoric from the U.S. and China around potential trade policy actions continued throughout the month, culminating with President Trump's announcement that a delegation led by Treasury secretary Steven Mnuchin would be heading to China to hold trade talks. In addition, the Trump administration continued to focus on negotiating revised terms for NAFTA with Canada and Mexico with the objective of boosting domestic job creation and manufacturing. While there is no definitive timeline for a resolution, the Trump administration threatened to pull out of the agreement in early April and we believe elections in Mexico during July are expected to create further instability should a resolution not be met.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

April 30, 2018 (Unaudited)

Turning to Europe, the macroeconomic backdrop in the Eurozone weighed on investor sentiment as growth and inflation surprised to the downside in April. While investors were hopeful that momentum from robust growth in 2017 would continue into 2018, first quarter growth estimates fell sharply to 0.4% versus 0.7% in the previous quarter. Exacerbating concerns around growth was the pronounced deceleration of growth in France and Germany, countries that are commonly referred to as the backbone of the European economy. Meanwhile, inflation remained tepid with multiple month-over-month declines in 2018. According to EuroStat, annual inflation in the Eurozone declined to 1.2% in April, down from 1.3% in March and still well below the 2% target rate. Thus far in 2018 the muted inflationary environment has been partially attributed to a stronger Euro. However, in April the Euro dropped to $1.207, marking the lowest level since early January. Nonetheless, European Central Bank ("ECB") officials have indicated an optimistic outlook going forward citing a pickup of inflation to 1.5% by year-end and a decrease in unemployment from 8.5% to 8.4%.1 Accordingly, in an April press conference ECB President Mario Draghi gave no indications as to whether he had plans to extend quantitative easing beyond September. Moreover, ECB officials seemed to be focused on securing trade exemptions on President Trump's 25% tariff on steel and aluminum ahead of the June 1, 2018 deadline. Yet, heated debates on how to react to President Trump's trade tariffs have left the European Union's leading countries gridlocked thus far. Despite these ardent negotiations, the current consensus amongst officials is that the freshly minted U.S. trade tariffs pose a significant risk to European economic expansion and stability. Of late, all eyes have turned to the growing concerns in Italy as the new government failed to inaugurate political stability in the region. What began as a frail Populist driven coalition quickly devolved into a dysfunctional government. The result has been an astonishing spike in Italian sovereign debt with yields on Italian two-year bonds leaping more than 1.5% in one-day. Fear spread this contagion to Spain and Portugal with yields on sovereign debt in those countries spiking modestly. However, investor sentiment has since rebounded with equity and credit markets beginning to recover following the initial news. Nonetheless, uncertainty remains in the region and investors will keep a keen focus as outcomes unfold in Europe.

In regard to the CLO market, global primary volumes year-to-date through April 30, 2018 totaled ~$54.2 billion across 97 deals, a ~50% increase year-over-year. 75 U.S. deals priced year-to-date for a total of ~$42.9 billion and 22 European deals priced totaling ~€9.1 billion. New entrants are popping up in the U.S. CLO market, with two debut managers printing deals year-to-date while existing U.S. CLO managers continue to expand operations to Europe.2 Notably, this is partially attributable to the exemption of CLOs from risk retention laws within the U.S., which went into effect as of April 5, 2018. In late February we began to notice an escalating supply imbalance in the CLO market stemming from: (i) the large and growing pipeline of new issue CLOs, (ii) the cohort of CLOs being refinanced / reset that were previously impeded by risk retention, (iii) the cohort of callable CLOs 'in the money' for a refinancing with April payment dates and (iv) an active secondary market and some heavy dealer balance sheets. The sheer number of such CLOs hitting the market started to overwhelm the CLO investor base. What began as 'spotty' reception for some CLOs in the last two weeks of March deteriorated into generally wider CLO debt spreads across the board. It became a classic 'pig in a python' — a situation we've encountered in the past and which tends to create market weakness. We took the view that this would most likely be a four to six-week, self-correcting phenomenon and short-lived market opportunity, which indeed it has been. As debt spreads widened throughout March and into April, we opportunistically deployed capital in mezzanine tranches while avoiding new issue equity. Arbitrage conditions for U.S. CLOs remain challenged but have begun to improve as debt spreads have begun to tighten. We expect a better realignment as we approach summer, which may allow us to execute on a handful of primary equity transactions we delayed in March. We believe our defensive positioning ahead of April proved valuable as investments performed remarkably well through the volatility of the past six weeks. We were able to deploy significant amounts of capital during the first weeks of April into a technically weak market at very attractive levels. We hope to 'rinse-n-repeat' a few more times this year as we anticipate episodes of supply-driven weakness again in July and possibly also in October, although likely not as severe as April. We remain firm in our view that CLOs continue to provide an attractive source of risk-adjusted returns on both a relative and absolute value perspective. We are focused on both flexibility and liquidity so we are able to act quickly come the next episode of volatility but will remain cautious and defensive around credit.

Portfolio Performance and Positioning

For the six-month period ending April 30, 2018 ARDC has returned 2.64% based on Net Asset Value ("NAV"), which compares to 2.59% for the CSLLI and -0.23% for the H0A0. On a last twelve months basis through April 30, 2018 ARDC has returned 7.53% based on NAV, which compares to 4.69% for the CSLLI and 3.21% for the H0A0. However, it is important to note that given its flexible mandate and focus on senior secured bank loans, high yield bonds and CLOs, we believe there is no single established benchmark that reasonably lends itself to comparison with ARDC3.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

April 30, 2018 (Unaudited)

Over the last year, we have increased ARDC's exposure to bonds by 462bps owing to the Fund's focus on income generation. The periodic bouts of rate volatility that we have seen over the last 12 months have allowed the Fund to pick up both longer-dated bonds that sold off as a result as well as shorter-dated, yield-to-call paper. Despite the 119bps increase in three-month LIBOR over the last year, ARDC has marginally decreased its exposure to senior loans by 95bps as repricing activity in the loan market has reduced the value proposition of loans relative to bonds. Our relative weighting to loans may increase going forward as we believe repricing activity has largely run its course. While overall exposure to CLO debt and equity has remained somewhat constant (declined by 55bps), we have been tactical within the CLO investment category, trading around mezzanine and equity tranches as we see good relative value opportunities. As a result, we have been able to dramatically increase the weighted average coupon on the CLO portion of the portfolio to 10.3% as of April 30, 2018, which compares to 9.6% as of October 31, 2017 and 8.3% as of April 30, 2017. This, in conjunction with rising LIBOR, allowed us to raise ARDC's monthly dividend again in January to $0.1075 per common share from $0.1050 per common share to better align the Fund's distribution rate with its current and projected level of earnings.

In conclusion, we maintain strong conviction in the ARDC portfolio and believe the Fund continues to be well positioned to take advantage of buying opportunities in both the new issue and secondary markets. We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline and interest rate driven volatility. The increasing importance of credit selection (and avoidance) has become the primary driver of generating alpha, not only to avoid mistakes, but to uncover value in names that still possess total return potential. Looking ahead, we will remain focused on performing solid fundamental credit analysis and in depth due diligence in an effort to deliver attractive risk adjusted returns to our investors. We continue to believe the heightened growth expectations at present will normalize later in the year and the equity market volatility will help slow the pace of Fed tightening. Therefore, we believe we are still better buyers in the current market and will seek to take advantage of market dislocations to source names at attractive prices.

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management, L.P. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities.

On November 6, 2015, the Board of Directors (the "Board") of ARDC authorized the repurchase of shares of common stock of the Fund (the "Common Shares") on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value ("NAV") of the Common Shares. The Fund may repurchase its outstanding Common Shares in open-market transactions at the Fund management's discretion. The Fund is not required to effect share repurchases. Any future purchases of Common Shares may not materially impact the discount of the market price of the Common Shares relative to their NAV and any narrowing of this discount that does result may not be maintained. Since inception of the program through April 30, 2018, we have repurchased 518,717 shares at an average price of $13.08, representing an average discount of -15.2%.

On March 23, 2018, ARDC amended its non-fundamental investment policy to increase the Fund's ability to invest in CLO securities to 40% of managed assets from 30% previously, while also increasing the Fund's ability to invest in subordinated or residual tranches of CLO securities to 10% of managed assets from 7.5% previously.

Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Best Regards,

Ares Capital Management II LLC

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This article is distributed for educational purposes and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

April 30, 2018 (Unaudited)

This may contain information sourced from BofA Merrill Lynch, used with permission. BofA Merrill Lynch's Global Research division's fixed income index platform is licensing the ICE BofAML Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares Management, or any of its products or services.

The Credit Suisse Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) Loan facilities must be rated "5B" or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. If unrated, the initial spread level must be Libor plus 125 basis points or higher. 2) Only fully-funded term loan facilities are included. 3) The tenor must be at least one year. 4) Issuers must be domiciled in developed countries; issuers from developing countries are excluded.

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. In addition, qualifying securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe. The FX-G10 includes all Euro members, the US, Japan, the UK, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. Original issue zero coupon bonds, 144a securities (both with and without registration rights), and pay-in-kind securities (including toggle notes) are included in the index. Callable perpetual securities are included provided they are at least one year from the first call date. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Contingent capital securities ("cocos") are excluded, but capital securities where conversion can be mandated by a regulatory authority, but which have no specified trigger, are included. Other hybrid capital securities, such as those issues that potentially convert into preference shares, those with both cumulative and non-cumulative coupon deferral provisions, and those with alternative coupon satisfaction mechanisms, are also included in the index. Securities issued or marketed primarily to retail investors, equity-linked securities, securities in legal default, hybrid securitized corporates, Eurodollar bonds (USD securities not issued in the US domestic market), taxable and tax-exempt US municipal securities and DRD-eligible securities are excluded from the index.

REF: TC-00133

1 The Wall Street Journal, "EU Paints Rosy Economic Picture, But Warns of Threats From U.S.", May 3, 2018

2 Source: S&P Capital IQ LCD. "Global Databank," April 30, 2018; "Global CLO Roundup: CarVal Debuts in U.S. as Europe's Pipeline Swells.," May 14, 2018; "S&P LSTA Leveraged Loan Index Factsheet," April 30, 2018; "European Leveraged Loan Index," April 30, 2018.

3 Past performance is not indicative of future results.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

April 30, 2018 (Unaudited)

Portfolio Characteristics as of 4.30.18

Weighted Average Floating Coupon[1]	6.75%
Weighted Average Bond Coupon[2]	8.17%
Current Distribution Rate[3]	7.89%
Dividend Per Share	$0.1075

1 The weighted-average gross interest rate on the pool of loans as of April 30, 2018.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Monthly dividend per share annualized and divided by the April 30, 2018 market price per share. The Fund's April 2018 distributions were comprised of net investment income and short-term capital gains. The distribution rate alone is not indicative of Fund performance. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Information" section of the Fund's website. Please note that the distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings4 as of 4.30.18

Summit Materials, Inc.	1.15%
Bombardier Inc	1.07%
Energy Transfer Equity LP	1.06%
HCA Healthcare Inc	1.05%
Tegna, Inc.	1.05%
Vizient, Inc.	1.05%
Immucor, Inc.	1.04%
Valeant Pharmaceuticals International, Inc.	1.04%
Kraton Corp	0.98%
The Manitowoc Company, Inc.	0.98%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 4.30.18

	Market	NAV
1 Month	1.40%	0.83%
Year to Date	2.29%	1.23%
3 Years (annualized)	9.17%	6.60%
5 Years (annualized)	4.53%	5.68%
Since Inception**	4.53%	6.23%

**Since Inception of fund (11/27/2012) and annualized.

Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 4.30.18

Fixed vs. Floating Rate as of 4.30.18

Industry Allocation5 as of 4.30.18

5 Merrill Lynch industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

This data is subject to change on a daily basis.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

April 30, 2018 (Unaudited)

Senior Loans 35.6%(b)(g)(k)

	Principal Amount	Value(a)
Aerospace and Defense 2.6%
Air Methods Corp., Initial 1st Lien Term Loan, 3M LIBOR + 3.50%, 5.80%, 04/22/2024	$1,499,999	$1,504,215
Hensoldt Holding Germany GmbH, 1st Lien Term Loan B-3, (Germany), 3M EURIBOR + 3.25%, 3.25%, 02/28/2024(c)	€3,000,000	3,620,220
Sequa Mezzanine Holdings, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.00%, 7.07%, 11/28/2021	$1,878,081	1,899,998
Sequa Mezzanine Holdings, LLC, Initial 2nd Lien Term Loan, 3M LIBOR + 9.00%, 10.90%, 04/28/2022	1,291,251	1,305,235
StandardAero Aviation Holdings, Inc., Initial 1st Lien Term Loan, L+ 3.75%, 07/07/2022(d)	2,338,049	2,355,210
		10,684,878
Automotive 1.2%
CH Hold Corp., Initial 2nd Lien Term Loan, 1M LIBOR + 7.25%, 9.15%, 02/03/2025(c)	2,160,401	2,192,807
Navistar International Corp., Tranche 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.40%, 11/06/2024	2,639,348	2,654,208
		4,847,015
Banking, Finance, Insurance & Real Estate 2.7%
Asurion, LLC, 2nd Lien Term Loan B-2, 1M LIBOR + 6.00%, 7.90%, 08/04/2025	2,549,695	2,618,537
Asurion, LLC, Replacement 1st Lien Term Loan B-6, 1M LIBOR + 2.75%, 4.65%, 11/03/2023	963,566	970,195
Financiere CEP, Facility 1st Lien Term Loan B, (France), EURIBOR + 4.25%, 4.25%, 01/31/2025	€3,000,000	3,578,681
Hub International, Ltd., Initial 1st Lien Term Loan, L+ 3.00%, 04/25/2025(d)	$1,738,278	1,748,412

Senior Loans(b)(g)(k) (continued)

	Principal Amount	Value(a)
Tortoise Investments, LLC, 1st Lien Term Loan, 1M LIBOR + 4.00%, 5.90%, 01/31/2025(c)	$2,275,000	$2,297,750
		11,213,575
Beverage, Food and Tobacco 0.6%
Arby's Restaurant Group, Inc., 1st Lien Term Loan B, 2M LIBOR + 3.25%, 5.25%, 02/05/2025	1,575,000	1,591,742
Mastronardi Produce, Ltd., 1st Lien Term Loan B, (Canada), L+ 3.25%, 04/19/2025(d)	1,083,032	1,087,094
		2,678,836
Chemicals, Plastics & Rubber 0.6%
HII Holding Corp., 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.15%, 12/20/2019	983,945	983,945
HII Holding Corp., 2nd Lien Term Loan, 1M LIBOR + 8.50%, 10.40%, 12/21/2020(c)	1,500,000	1,501,875
		2,485,820
Construction & Building 1.7%
Fairmount Santrol, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.30%, 11/01/2022	3,600,000	3,637,512
Forterra Finance, LLC, Replacement 1st Lien Term Loan, 1M LIBOR + 3.00%, 4.90%, 10/25/2023	3,577,217	3,283,813
		6,921,325
Consumer Goods: Durable 0.6%
Froneri International PLC, 1st Lien Term Loan B, (Great Britain), EURIBOR + 2.63%, 2.63%, 01/31/2025	€2,000,000	2,421,672
Containers, Packaging & Glass 1.5%
Albea Beauty Holdings S.A., 1st Lien Term Loan, (Luxembourg), L+ 3.50%, 04/22/2024(d)	$3,935,770	3,952,182

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Senior Loans(b)(g)(k) (continued)

	Principal Amount	Value(a)
Berlin Packaging, LLC, Initial 2nd Lien Term Loan, 1M LIBOR + 6.75%, 8.64%, 09/30/2022	$750,000	$751,688
Pregis Holding I Corp., 1st Lien Term Loan, 3M LIBOR + 3.50%, 5.80%, 05/20/2021	1,341,496	1,344,018
		6,047,888
Energy: Oil & Gas 4.8%
California Resources Corp., 1st Lien Term Loan, 1M LIBOR + 10.38%, 12.27%, 12/31/2021	1,925,000	2,160,813
California Resources Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.75%, 6.65%, 12/31/2022	2,051,984	2,093,659
Chesapeake Energy Corp., Class A 1st Lien Term Loan, 3M LIBOR + 7.50%, 9.44%, 08/23/2021	4,750,000	5,023,125
Chief Exploration & Development, LLC, 2nd Lien Term Loan, 2M LIBOR + 6.50%, 8.42%, 05/16/2021	2,500,000	2,470,325
FTS International, Inc., Initial 1st Lien Term Loan, L+ 4.75%, 04/16/2021(d)	2,933,935	2,949,836
MEG Energy Corp., Initial 1st Lien Term Loan, (Canada), 3M LIBOR + 3.50%, 5.81%, 12/31/2023	269,847	270,927
Oryx Southern Delaware Holdings, LLC, 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.15%, 02/28/2025	2,369,598	2,372,560
Summit Midstream Partners Holdings, LLC, Facility 1st Lien Term Loan, 1M LIBOR + 6.00%, 7.90%, 05/13/2022	2,205,514	2,227,569
		19,568,814
Healthcare & Pharmaceuticals 4.5%
Albany Molecular Research, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.90%, 08/30/2025	1,000,000	1,011,250

Senior Loans(b)(g)(k) (continued)

	Principal Amount	Value(a)
Albany Molecular Research, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.15%, 08/30/2024	$1,965,927	$1,979,453
Centene Corp., Bridge Term Loan, L+ 3.50%, 09/13/2018(c)(d)(e)(f)	3,000,000	—
Concentra, Inc., Initial 2nd Lien Term Loan, 3M LIBOR + 6.50%, 8.28%, 06/01/2023	3,000,000	3,048,750
Envigo Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 8.50%, 10.84%, 11/03/2021(c)(e)	1,139,553	1,139,553
Ethypharm S.A., Facility 1st Lien Term Loan B, (France), EURIBOR + 3.50%, 3.50%, 07/21/2023	€1,112,582	1,346,294
Hanger, Inc., 1st Lien Term Loan, 1M LIBOR + 3.50%, 5.40%, 03/06/2025(c)	$1,875,000	1,875,000
Immucor, Inc., 1st Lien Term Loan B-3, 3M LIBOR + 5.00%, 7.30%, 06/15/2021	2,906,404	2,968,165
Press Ganey Holdings, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 6.50%, 8.40%, 10/21/2024(c)	316,898	320,067
Press Ganey Holdings, Inc., Replacement 1st Lien Term Loan, 1M LIBOR + 2.75%, 4.65%, 10/23/2023	1,902,027	1,913,914
Radnet Management, Inc., 1st Lien Term Loan B-1, 3M LIBOR + 3.50%, 5.85%, 06/30/2023	2,787,013	2,818,367
		18,420,813
High Tech Industries 2.1%
Applied Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.00%, 9.30%, 09/19/2025	516,129	532,129
Applied Systems, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.25%, 5.55%, 09/19/2024	1,883,650	1,899,548

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Senior Loans(b)(g)(k) (continued)

	Principal Amount	Value(a)
Integrated Device Technology, Inc., Initial 1st Lien Term Loan B, 1M LIBOR + 3.00%, 4.90%, 04/04/2024(c)	$1,349,387	$1,352,760
Kemet Corp., Initial 1st Lien Term Loan, 1M LIBOR + 6.00%, 7.90%, 04/26/2024(c)	1,968,712	1,998,242
Rocket Software, Inc., 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.05%, 10/14/2023	1,395,801	1,404,176
Rocket Software, Inc., 2nd Lien Term Loan, 3M LIBOR + 9.50%, 11.80%, 10/14/2024	1,603,014	1,616,640
		8,803,495
Hotel, Gaming & Leisure 0.4%
Golden Nugget, Inc., Initial 1st Lien Term Loan B, 1M LIBOR + 2.75%, 4.65%, 10/04/2023	827,032	833,681
Mohegan Tribal Gaming Authority, 1st Lien Term Loan B, 1M LIBOR + 4.00%, 5.90%, 10/13/2023	748,057	741,982
		1,575,663
Industrials 0.4%
GrafTech Finance, Inc., 1st Lien Term Loan, 1M LIBOR + 3.50%, 5.40%, 02/12/2025(c)	1,500,000	1,505,625
Media: Advertising, Printing & Publishing 1.0%
Harland Clarke Holdings Corp., Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.05%, 11/03/2023	2,251,424	2,268,309
Learfield Communications, LLC, Incremental 1st Lien Term Loan, L+ 3.25%, 12/01/2023(c)(d)	1,346,240	1,356,337
Learfield Communications, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.16%, 12/01/2023(c)	184,542	186,388

Senior Loans(b)(g)(k) (continued)

	Principal Amount	Value(a)
Lee Enterprises, Inc., 1st Lien Term Loan, 1M LIBOR + 6.25%, 8.15%, 03/31/2019(c)	$101,702	$101,702
		3,912,736
Media: Broadcasting & Subscription 0.5%
Intelsat Jackson Holdings S.A., 1st Lien Term Loan B-4, (Luxembourg), 3M LIBOR + 4.50%, 6.46%, 01/02/2024	703,125	727,734
Intelsat Jackson Holdings S.A., Tranche 1st Lien Term Loan B-3, (Luxembourg), 3M LIBOR + 3.75%, 5.71%, 11/27/2023	1,300,000	1,307,722
		2,035,456
Media: Diversified & Production 1.0%
Equinox Holdings, Inc., 1st Lien Term Loan B-1, 1M LIBOR + 3.00%, 4.90%, 03/08/2024	1,980,050	1,990,366
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.90%, 09/06/2024	2,050,000	2,093,050
		4,083,416
Metals & Mining 0.4%
Murray Energy Holdings Co., 1st Lien Term Loan B-2, 3M LIBOR + 7.25%, 9.55%, 04/16/2020	1,991,977	1,757,681
Printing and Publishing 0.6%
Dex Media, Inc., 1st Lien Term Loan, L+ 10.00%, 07/29/2021(d)	2,263,654	2,308,927
Retail 4.6%
Academy, Ltd., Initial 1st Lien Term Loan, 3M LIBOR + 4.00%, 6.02%, 07/01/2022	1,487,722	1,174,839
Action Holding B.V., 1st Lien Term Loan, (Netherlands), E+ 3.50%, 03/08/2025(d)	€4,050,000	4,877,804

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Senior Loans(b)(g)(k) (continued)

	Principal Amount	Value(a)
BJ's Wholesale Club, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.50%, 9.39%, 02/03/2025	$1,724,138	$1,739,224
GOBP Holdings, Inc., Incremental 1st Lien Term Loan, 3M LIBOR + 3.50%, 5.80%, 10/21/2021	2,189,912	2,198,124
GOBP Holdings, Inc., Initial 2nd Lien Term Loan, 3M LIBOR + 8.25%, 10.55%, 10/21/2022	2,500,000	2,506,250
Harbor Freight Tools USA, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 4.40%, 08/18/2023	1,496,241	1,502,480
J.C. Penney Corp., Inc., 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.23%, 06/23/2023	2,467,742	2,401,261
Petco Animal Supplies, Inc., 1st Lien Term Loan, L+ 3.25%, 01/26/2023(d)	2,265,840	1,550,832
PetSmart, Inc., Tranche 1st Lien Term Loan B-2, 1M LIBOR + 3.00%, 4.89%, 03/11/2022	997,429	782,733
		18,733,547
Services: Business 1.1%
Affinion Group, Inc., 1st Lien Term Loan, 3M LIBOR + 7.75%, 9.56%, 05/10/2022	1,989,950	2,060,434
CASMAR (Australia) Pty., Ltd., Initial 1st Lien Term Loan, (Australia), 3M LIBOR + 4.50%, 5.50%, 12/08/2023(c)	875,761	856,057
Solera, LLC, 1st Lien Term Loan, 1M LIBOR + 2.75%, 4.65%, 03/03/2023	1,466,250	1,471,015
		4,387,506
Services: Consumer 0.6%
General Nutrition Centers, Inc., 1st Lien Term Loan, 1M LIBOR + 7.00%, 8.91%, 12/31/2022	1,277,425	1,317,025

Senior Loans(b)(g)(k) (continued)

	Principal Amount	Value(a)
University Support Services, LLC, 1st Lien Term Loan, 1M LIBOR + 3.75%, 5.66%, 07/06/2022	$1,143,783	$1,149,502
		2,466,527
Technology 1.0%
Allflex Holdings III, Inc., (U.S.), Initial 2nd Lien Term Loan, 3M LIBOR + 7.00%, 9.36%, 07/19/2021	2,339,623	2,343,530
Uber Technologies, 1st Lien Term Loan, L+ 4.00%, 04/04/2025(d)	1,956,522	1,972,819
		4,316,349
Telecommunications 0.9%
Coral-U.S. Co-Borrower, LLC, 1st Lien Term Loan B-4, 1M LIBOR + 3.25%, 5.15%, 02/02/2026	2,000,000	2,012,500
Paysafe Group PLC, Facility 1st Lien Term Loan B-1, 1M LIBOR + 3.50%, 5.40%, 01/03/2025	1,518,152	1,516,892
		3,529,392
Utilities: Oil & Gas 0.2%
Medallion Midland Acquisition L.P., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.15%, 10/30/2024(c)	972,563	973,778
Total Senior Loans (Cost: $144,407,483)		145,680,734

Corporate Bonds 68.4%

Aerospace and Defense 4.4%
Air Methods Corp., 144A, 8.00%, 05/15/2025(k)	2,491,000	2,235,673
Bombardier, Inc., 144A, (Canada), 7.50%, 12/01/2024(k)	2,000,000	2,105,000
Bombardier, Inc., 144A, (Canada), 7.75%, 03/15/2020(k)	1,500,000	1,601,250
Bombardier, Inc., 144A, (Canada), 8.75%, 12/01/2021(k)	2,250,000	2,503,868
Engility Corp., 8.88%, 09/01/2024	3,536,000	3,677,440

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Leidos, Inc., 7.13%, 07/01/2032	$2,500,000	$2,759,750
StandardAero Aviation Holdings, Inc., 144A, 10.00%, 07/15/2023(k)	2,750,000	2,980,312
		17,863,293
Automotive 0.4%
Dana Financing Luxembourg Sarl, 144A, (Luxembourg), 6.50%, 06/01/2026(k)	1,000,000	1,037,500
Goodyear Tire and Rubber Co., 8.75%, 08/15/2020	486,000	539,460
		1,576,960
Banking, Finance, Insurance & Real Estate 4.5%
Ally Financial, Inc., 7.50%, 09/15/2020	2,500,000	2,706,250
Ally Financial, Inc., 8.00%, 03/15/2020	1,250,000	1,346,875
KB Home, 8.00%, 03/15/2020	3,500,000	3,745,000
Summit Materials, LLC, 8.50%, 04/15/2022	6,200,000	6,703,750
WeWork Companies, Inc., 144A, 7.88%, 05/01/2025(k)	4,250,000	4,127,812
		18,629,687
Beverage, Food and Tobacco 0.5%
Arby's Restaurant Group, Inc., 144A, 6.75%, 02/15/2026(k)	2,000,000	1,930,000
Capital Equipment 1.2%
Welbilt, Inc., 9.50%, 02/15/2024	4,398,000	4,881,780
Chemicals, Plastics & Rubber 4.6%
Aruba Investments, Inc., 144A, 8.75%, 02/15/2023(k)	2,500,000	2,600,000
Blue Cube Spinco, Inc., 9.75%, 10/15/2023	4,750,000	5,462,500
Kraton Polymers, LLC, 144A, 7.00%, 04/15/2025(k)	909,000	938,542
Kraton Polymers, LLC, 144A, 10.50%, 04/15/2023(k)	4,315,000	4,773,469
Tronox, Inc., 144A, 6.50%, 04/15/2026(k)	5,000,000	4,962,500
		18,737,011

Corporate Bonds (continued)

	Principal Amount	Value(a)
Consumer Goods: Durable 1.9%
Manitowoc Co., Inc., 144A, 12.75%, 08/15/2021(k)	$5,120,000	$5,708,800
Spectrum Brands, Inc., 6.63%, 11/15/2022	2,000,000	2,070,000
		7,778,800
Containers, Packaging & Glass 2.9%
Ardagh Packaging Finance PLC, 144A, (Ireland), 7.25%, 05/15/2024(k)	3,000,000	3,165,000
BWAY Holding Co., 144A, 7.25%, 04/15/2025(k)	2,000,000	2,052,900
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350,000	4,839,375
Guala Closures SpA, 144A, (Italy), 3M EURIBOR + 4.75%, 4.75%, 11/15/2021(g)(k)	€1,500,000	1,818,375
		11,875,650
Energy: Oil & Gas 8.8%
Calfrac Holdings, L.P., 144A, 7.50%, 12/01/2020(k)	$4,375,000	4,331,250
Denbury Resources, Inc., 144A, 9.00%, 05/15/2021(k)	3,750,000	3,918,750
Energy Transfer Equity, L.P., 7.50%, 10/15/2020	5,725,000	6,132,906
Extraction Oil and Gas, Inc., 144A, 7.38%, 05/15/2024(k)	1,143,000	1,194,435
FTS International, Inc., 6.25%, 05/01/2022	1,500,000	1,509,375
Great Western Petroleum, LLC, 144A, 9.00%, 09/30/2021(k)	3,373,000	3,474,190
MEG Energy Corp., 144A, (Canada), 6.50%, 01/15/2025(k)	500,000	500,100
MEG Energy Corp., 144A, (Canada), 7.00%, 03/31/2024(k)	1,000,000	897,500
Newfield Exploration Co., 5.63%, 07/01/2024	2,000,000	2,120,000
Newfield Exploration Co., 5.75%, 01/30/2022	1,500,000	1,575,000
Rowan Cos., Inc., 7.38%, 06/15/2025	2,000,000	1,935,000
Targa Resources Partners L.P., 6.75%, 03/15/2024	1,500,000	1,567,500

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Weatherford International, Ltd., (Bermuda), 9.88%, 02/15/2024	$2,516,000	$2,421,650
Williams Cos., Inc., 7.88%, 09/01/2021	1,250,000	1,387,500
Williams Cos., Inc., 8.75%, 03/15/2032	2,500,000	3,293,750
		36,258,906
Healthcare & Pharmaceuticals 9.4%
Acadia Healthcare Co., Inc., 5.63%, 02/15/2023	875,000	884,013
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	167,000	172,845
Centene Corp., 4.75%, 01/15/2025	1,497,000	1,455,832
DJO Finance Corp., 144A, 8.13%, 06/15/2021(k)	4,163,000	4,168,204
DJO Finance Corp., 10.75%, 04/15/2020	750,000	727,500
Envision Healthcare Corp., 144A, 6.25%, 12/01/2024(k)	2,500,000	2,600,000
Greatbatch, Ltd., 144A, 9.13%, 11/01/2023(k)	1,500,000	1,620,000
HCA, Inc., 5.25%, 04/15/2025	1,500,000	1,518,750
HCA, Inc., 6.50%, 02/15/2020	1,250,000	1,306,250
HCA, Inc., 7.69%, 06/15/2025	3,000,000	3,300,000
Immucor, Inc., 144A, 11.13%, 02/15/2022(k)	3,000,000	3,097,500
MPH Acquisition Holdings, LLC, 144A, 7.13%, 06/01/2024(k)	1,250,000	1,275,000
Surgery Center Holdings, Inc., 144A, 8.88%, 04/15/2021(k)	1,500,000	1,541,250
Tenet Healthcare Corp., 8.13%, 04/01/2022	2,125,000	2,212,656
Tenet Healthcare Corp., 144A, 7.00%, 08/01/2025(k)	375,000	368,438
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 5.63%, 12/01/2021(k)	1,000,000	967,500
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 6.75%, 08/15/2021(k)	1,250,000	1,257,813

Corporate Bonds (continued)

	Principal Amount	Value(a)
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 7.25%, 07/15/2022(k)	$333,000	$335,880
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 7.50%, 07/15/2021(k)	2,250,000	2,286,562
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 9.00%, 12/15/2025(k)	738,000	747,225
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 9.25%, 04/01/2026(k)	455,000	464,100
Vizient, Inc., 144A, 10.38%, 03/01/2024(k)	5,500,000	6,091,250
		38,398,568
High Tech Industries 3.3%
Dell International, LLC, 144A, 6.02%, 06/15/2026(k)	3,000,000	3,181,627
Diebold Nixdorf, Inc., 8.50%, 04/15/2024	1,100,000	1,141,250
Genesys Telecommunications Laboratories Inc., 144A, 10.00%, 11/30/2024(k)	4,250,000	4,696,250
Microsemi Corp., 144A, 9.13%, 04/15/2023(k)	2,931,000	3,231,428
TIBCO Software, Inc., 144A, 11.38%, 12/01/2021(k)	1,000,000	1,088,750
		13,339,305
Hotel, Gaming & Leisure 2.9%
Golden Nugget, Inc., 144A, 8.75%, 10/01/2025(k)	2,500,000	2,612,500
MGM Resorts International, 8.63%, 02/01/2019	5,250,000	5,438,843
Mohegan Tribal Gaming Authority, 144A, 7.88%, 10/15/2024(k)	1,342,000	1,342,000
Scientific Games International, Inc., 6.63%, 05/15/2021	2,625,000	2,677,500
		12,070,843
Media: Advertising, Printing & Publishing 3.0%
EMI Music Publishing Group North America Holdings, Inc., 144A, 7.63%, 06/15/2024(k)	3,400,000	3,680,500

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Harland Clarke Holdings Corp., 144A, 9.25%, 03/01/2021(k)	$1,250,000	$1,287,500
Lee Enterprises, Inc., 144A, 9.50%, 03/15/2022(k)	4,975,000	5,155,344
Yell Bondco PLC, 144A, (Great Britain), 8.50%, 05/02/2023(j)(k)	£1,750,000	2,370,070
		12,493,414
Media: Broadcasting & Subscription 6.3%
Belo Corp., 7.25%, 09/15/2027	$5,750,000	6,095,000
Cequel Communications Holdings I, LLC, 144A, 7.50%, 04/01/2028(k)	2,450,000	2,483,688
CSC Holdings, LLC, 8.63%, 02/15/2019	2,000,000	2,081,340
CSC Holdings, LLC, 144A, 10.13%, 01/15/2023(k)	1,000,000	1,108,750
CSC Holdings, LLC, 144A, 10.88%, 10/15/2025(k)	1,760,000	2,063,600
DISH DBS Corp., 7.88%, 09/01/2019	2,500,000	2,590,625
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	3,001,000	3,218,572
Intelsat Jackson Holdings S.A., 144A, (Luxembourg), 8.00%, 02/15/2024(k)	2,000,000	2,112,500
Lamar Media Corp., 5.38%, 01/15/2024	1,000,000	1,022,500
Tribune Media Co., 5.88%, 07/15/2022	3,000,000	3,037,500
		25,814,075
Media: Diversified & Production 0.7%
Life Time Fitness, Inc., 144A, 8.50%, 06/15/2023(k)	2,745,000	2,875,388
Metals & Mining 3.8%
First Quantum Minerals, Ltd., 144A, (Canada), 7.25%, 04/01/2023(k)	3,000,000	2,991,900
First Quantum Minerals, Ltd., 144A, (Canada), 7.50%, 04/01/2025(k)	1,000,000	988,800
FMG Resources Pty., Ltd., 144A, (Australia), 9.75%, 03/01/2022(k)	491,958	542,137

Corporate Bonds (continued)

	Principal Amount	Value(a)
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	$500,000	$461,250
Freeport-McMoRan, Inc., 6.88%, 02/15/2023	1,500,000	1,608,750
Hudbay Minerals, Inc., 144A, (Canada), 7.63%, 01/15/2025(k)	2,000,000	2,120,000
Murray Energy Holdings Co., 144A, 11.25%, 04/15/2021(k)	1,250,000	543,750
Peabody Energy Corp., 144A, 6.00%, 03/31/2022(k)	960,000	986,112
Teck Resources, Ltd., 144A, (Canada), 8.50%, 06/01/2024(k)	2,955,000	3,298,519
Zekelman Industries, Inc., 144A, 9.88%, 06/15/2023(k)	1,850,000	2,035,000
		15,576,218
Retail 0.0%
JC Penney Corp., Inc., 8.13%, 10/01/2019	193,000	202,650
Services: Business 2.0%
Conduent Finance, Inc., 144A, 10.50%, 12/15/2024(k)	1,750,000	2,068,500
First Data Corp., 144A, 7.00%, 12/01/2023(k)	2,250,000	2,354,355
Solera, LLC, 144A, 10.50%, 03/01/2024(k)	3,479,000	3,870,388
		8,293,243
Services: Consumer 0.8%
Dole Food Co., Inc., 144A, 7.25%, 06/15/2025(k)	2,000,000	2,015,000
PF Chang's China Bistro, Inc., 144A, 10.25%, 06/30/2020(k)	1,490,000	1,229,250
		3,244,250
Telecommunications 4.1%
Altice Financing S.A., 144A, (Luxembourg), 7.50%, 05/15/2026(k)	1,500,000	1,477,500
Altice Finco S.A., 144A, (Luxembourg), 8.13%, 01/15/2024(k)	1,500,000	1,539,375
Digicel Group, Ltd., 144A, (Bermuda), 8.25%, 09/30/2020(k)	3,000,000	2,681,250

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
GTT Communications, Inc., 144A, 7.88%, 12/31/2024(k)	$2,001,000	$2,046,022
SFR Group S.A., 144A, (France), 7.38%, 05/01/2026(k)	2,500,000	2,421,875
Sprint Capital Corp., 6.90%, 05/01/2019	1,000,000	1,030,000
Sprint Corp., 7.63%, 03/01/2026	1,425,000	1,501,594
Sprint Spectrum Co, LLC, 144A, 4.74%, 03/20/2025(k)	1,000,000	1,010,000
Sprint Spectrum Co, LLC, 144A, 5.15%, 03/20/2028(k)	1,000,000	1,013,750
Zayo Group, LLC, 6.38%, 05/15/2025	1,991,000	2,061,083
		16,782,449
Transportation: Cargo 0.8%
XPO Logistics, Inc., 144A, 6.50%, 06/15/2022(k)	3,000,000	3,097,500
Transportation: Consumer 0.5%
Air Medical Group Holdings, Inc., 144A, 6.38%, 05/15/2023(k)	2,000,000	1,915,000
Utilities: Electric 1.6%
Dynegy, Inc., 7.63%, 11/01/2024	1,250,000	1,343,750
Dynegy, Inc., 144A, 8.00%, 01/15/2025(k)	1,500,000	1,625,625
NRG Energy, Inc., 6.25%, 07/15/2022	1,000,000	1,025,000
NRG Energy, Inc., 7.25%, 05/15/2026	2,500,000	2,665,975
		6,660,350
Total Corporate Bonds (Cost: $278,524,152)		280,295,340

Collateralized Loan Obligations 37.2%(c)(h)(k)

Collateralized Loan Obligations — Debt 27.7%(g)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 8.16%, 04/30/2031	2,000,000	1,960,000
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 10.31%, 04/30/2031	500,000	475,000

Collateralized Loan Obligations(c)(h)(k) (continued)

	Principal Amount	Value(a)
AMMC CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 9.31%, 07/24/2029	$2,000,000	$2,042,480
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.71%, 07/25/2029	1,250,000	1,290,078
AMMC CLO XIX, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.35%, 10/15/2028	2,000,000	2,038,378
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 7.84%, 04/25/2031	3,000,000	2,948,160
Apidos CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.65%, 10.00%, 01/17/2028	1,500,000	1,523,453
Babson CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR + 6.55%, 8.91%, 04/23/2027	2,000,000	2,005,900
Bain Capital Credit CLO 2016-2, (Cayman Islands), 3M LIBOR + 7.04%, 9.39%, 01/15/2029	2,000,000	2,039,648
Benefit Street Partners CLO IV, Ltd., (Cayman Islands), 3M LIBOR + 7.25%, 9.61%, 01/20/2029	2,500,000	2,548,282
BlueMountain CLO 2016-3, Ltd., (Cayman Islands), 3M LIBOR + 6.85%, 8.69%, 11/15/2027	1,500,000	1,518,900
California Street CLO IX, L.P. 2012-9A, (Cayman Islands), 3M LIBOR + 7.18%, 9.53%, 10/16/2028	2,000,000	2,033,290
Canyon Capital CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 8.10%, 07/15/2031(e)(j)	750,000	750,000
Carlyle Global Market Strategies CLO 2012-4, Ltd., (Cayman Islands), 3M LIBOR + 7.51%, 9.87%, 01/20/2029	2,000,000	2,043,080

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Collateralized Loan Obligations(c)(h)(k) (continued)

	Principal Amount	Value(a)
Cent CLO XVIII, Ltd., (Cayman Islands), 3M LIBOR + 4.60%, 6.96%, 07/23/2025	$3,000,000	$2,902,557
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.71%, 04/20/2030	3,875,000	3,911,216
Denali Capital CLO XI, Ltd., 2015-1A D, (Cayman Islands), 3M LIBOR + 5.45%, 7.81%, 04/20/2027	1,000,000	985,171
Denali Capital CLO XI, Ltd., 2015-1A E, (Cayman Islands), 3M LIBOR + 5.95%, 8.31%, 04/20/2027	2,000,000	1,819,850
Denali Capital CLO XI, Ltd., 2015-1X D, (Cayman Islands), 3M LIBOR + 5.45%, 7.81%, 04/20/2027	460,000	453,179
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 8.26%, 04/15/2031	5,000,000	4,999,900
Dorchester Park CLO, Ltd., (Ireland), 3M LIBOR + 6.25%, 8.61%, 01/20/2027	4,000,000	3,970,508
Dryden XLII Senior Loan Fund, (Cayman Islands), 3M LIBOR + 7.25%, 9.60%, 07/15/2027	1,500,000	1,511,492
Dryden XXVI Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 7.89%, 04/15/2029	2,000,000	1,999,782
Halcyon Loan Advisors Funding 2015-1, Ltd., (Cayman Islands), 3M LIBOR + 5.65%, 8.01%, 04/20/2027	750,000	749,555
Highbridge Loan Management 2013-2, Ltd., (Cayman Islands), 3M LIBOR + 8.25%, 10.61%, 10/20/2029	2,250,000	2,238,786
Highbridge Loan Management 2014-4, Ltd., (Cayman Islands), 3M LIBOR + 7.36%, 9.72%, 01/28/2030	2,000,000	1,949,950
LCM XV, L.P., (Cayman Islands), 3M LIBOR + 6.50%, 8.25%, 07/20/2030	1,850,000	1,888,876

Collateralized Loan Obligations(c)(h)(k) (continued)

	Principal Amount	Value(a)
LCM XXIII, L.P., (Cayman Islands), 3M LIBOR + 7.05%, 9.41%, 10/20/2029	$3,000,000	$3,041,694
Magnetite XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 8.86%, 07/18/2028	4,000,000	3,950,204
Mountain Hawk III CLO, Ltd., (Cayman Islands), 3M LIBOR + 4.85%, 7.21%, 04/18/2025	2,000,000	1,857,410
Neuberger Berman CLO XVII, Ltd. 2014-17A, (Cayman Islands), 3M LIBOR + 6.55%, 8.91%, 04/22/2029	1,000,000	1,007,295
Oaktree CLO 2014-1, (Cayman Islands), 3M LIBOR + 6.30%, 8.12%, 05/13/2029	5,000,000	5,004,700
Octagon Investment Partners XV, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.36%, 07/19/2030	1,500,000	1,529,708
Octagon Investment Partners XXVIII, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 8.86%, 10/24/2027	2,000,000	2,020,582
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 7.50%, 9.39%, 11/20/2027	2,850,000	2,900,955
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 8.10%, 10.46%, 10/20/2028	2,000,000	2,004,938
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.36%, 10/30/2030	2,750,000	2,848,433
OZLM XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 8.70%, 01/15/2029	4,500,000	4,509,940
OZLM XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.60%, 8.95%, 11/22/2030	2,000,000	2,035,200
Silver Creek CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 8.76%, 07/20/2030	1,000,000	1,004,046

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Collateralized Loan Obligations(c)(h)(k) (continued)

	Principal Amount	Value(a)
Steele Creek CLO 2015-1, Ltd., (Cayman Islands), 3M LIBOR + 8.85%, 10.74%, 05/21/2029	$3,000,000	$3,000,519
Steele Creek CLO 2016-1, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 8.88%, 06/15/2028	3,000,000	3,003,264
TCI-Cent CLO 2016-1, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 9.12%, 12/21/2029	2,000,000	2,032,940
THL Credit Wind River 2015-2 CLO, Ltd., (Cayman Islands), 3M LIBOR + 7.80%, 10.15%, 10/15/2027	2,000,000	2,004,444
THL Credit Wind River 2016-1 CLO, Ltd., (Cayman Islands), 3M LIBOR + 7.50%, 9.85%, 07/15/2028	3,500,000	3,529,781
THL Credit Wind River 2016-2 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.48%, 8.25%, 11/01/2028	1,750,000	1,768,665
Venture XXIV CLO, Ltd. 2016-24A, (Cayman Islands), 3M LIBOR + 6.72%, 9.08%, 10/20/2028	700,000	704,337
Venture XXVI CLO, Ltd. 2017-26A, (Cayman Islands), 3M LIBOR + 6.80%, 9.16%, 01/20/2029	1,000,000	1,016,991
Venture XXVII CLO, Ltd. 2017-27A, (Cayman Islands), 3M LIBOR + 6.35%, 8.71%, 07/20/2030	2,025,000	2,057,119
Venture XXVIII CLO, Ltd. 2017-28A, (Cayman Islands), 3M LIBOR + 6.16%, 8.52%, 10/20/2029	1,000,000	1,000,000
Voya CLO 2017-3, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 8.56%, 07/20/2030	1,950,000	1,954,660
Wellfleet CLO 2016-2, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.36%, 10/20/2028	1,000,000	1,014,069

Collateralized Loan Obligations(c)(h)(k) (continued)

	Principal Amount	Value(a)
Wellfleet CLO 2017-2, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 9.11%, 10/20/2029	$2,000,000	$2,029,212
		113,428,577
Collateralized Loan Obligations — Equity 9.5%
Allegro CLO 2017-1A, Ltd., (Cayman Islands), 16.42%, 10/16/2030	2,000,000	1,877,926
AMMC CLO XXI, Ltd., (Cayman Islands), 13.89%, 11/02/2030	500,000	453,054
Atlas Senior Loan Fund III, Ltd., (Cayman Islands), 12.60%, 11/17/2027	1,800,000	907,063
Carlyle Global Market Strategies CLO 2013-4, Ltd., (Cayman Islands), 23.03%, 01/15/2031	1,259,000	809,572
Carlyle Global Market Strategies CLO 2017-3, Ltd., (Cayman Islands), 14.84%, 07/20/2029	1,750,000	1,557,764
Cedar Funding IV CLO, Ltd., (Cayman Islands), 23.04%, 07/23/2030	4,000,000	3,279,964
Cedar Funding V CLO, Ltd., (Cayman Islands), 12.56%, 07/17/2028	1,500,000	1,257,744
Cedar Funding VI CLO, Ltd., (Cayman Islands), 14.72%, 10/20/2028	2,000,000	1,796,294
Cedar Funding VIII CLO, Ltd., (Cayman Islands), 12.75%, 10/17/2030	2,000,000	1,639,860
Crestline Denali CLO XVI, Ltd. 2018-1A, (Cayman Islands), 10.61%, 01/20/2030	2,000,000	1,906,600
Dryden XXXVII Senior Loan Fund, (Cayman Islands), 3.04%, 01/15/2031	1,000,000	860,491
Halcyon Loan Advisors Funding 2017-1, Ltd., (Cayman Islands), 9.85%, 06/25/2029	1,750,000	1,403,204
LCM XIII, L.P., (Cayman Islands), 9.76%, 01/19/2023	2,175,000	1,196,133
LCM XV, L.P., (Cayman Islands), 20.14%, 08/25/2024	5,875,000	3,087,042

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Collateralized Loan Obligations(c)(h)(k) (continued)

	Principal Amount	Value(a)
LCM XXIII, L.P., (Cayman Islands), 8.20%, 10/20/2029	$3,100,000	$2,211,140
Madison Park Funding XII, Ltd., (Cayman Islands), 15.94%, 07/20/2026	4,000,000	3,004,264
Mariner CLO 5, Ltd., (Cayman Islands), 10.61%, 04/25/2031	2,567,500	2,329,624
Oaktree CLO, Ltd. 2015-1A, (Cayman Islands), 25.57%, 10/20/2027	4,000,000	3,178,116
OHA Credit Partners VII, Ltd., (Cayman Islands), 10.95%, 11/20/2027	2,000,000	1,417,720
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 14.45%, 11/22/2030	900,000	790,367
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 10.61%, 01/20/2031	1,750,000	1,658,151
Vibrant CLO VI, Ltd., (Cayman Islands), 12.31%, 06/20/2029	1,500,000	1,282,019
Voya CLO 2017-2, (Cayman Islands), 13.49%, 06/07/2030	1,000,000	881,530
West CLO 2013-1, Ltd., (Cayman Islands), 0.00%, 11/07/2025	500,000	201,166
		38,986,808
Total Collateralized Loan Obligations (Cost: $146,450,783)		152,415,385

Common Stocks 1.3%(k)

	Shares	Value(a)
Energy: Oil & Gas 1.0%
Halcon Resources Corp.(i)	292,519	$1,570,827
Templar Energy, LLC, Class A Common Equity(c)(i)	145,457	145,457
Templar Energy, LLC, Class A Preferred Equity(c)(e)(l)	235,016	2,145,699
		3,861,983
Services: Business 0.3%
Affinion Group Holdings, Inc.(i)	87,683	1,271,404
Total Common Stocks (Cost: $14,686,417)		5,133,387
Total Investments — 142.5% (Cost: $584,068,835)		$583,524,846
Liabilities in Excess of Other Assets — (42.5%)		(174,001,994)
Net Assets — 100.0%		$409,522,852

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represent the "all-in" rate as of April 30, 2018.

(c)  Investments categorized as a significant unobservable input (Level 3) (See Note 3 of the Notes to Financial Statements).

(d)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L"), the European-Interbank Offered Rate ("EURIBOR" or "E"), or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(e)  Security valued at fair value using methods determined in good faith by or under the direction of the board of directors.

(f)  As of April 30, 2018, Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Centene Corp.	$3,000,000	$—	$3,000,000
Total	$3,000,000	$—	$3,000,000

(g)  Variable rate coupon rate shown as of April 30, 2018.

(h)  Collateralized Loan Obligations are all issued as 144A securities.

(i)  Non-income producing security as of April 30, 2018.

(j)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(k)  All of the Fund's Senior Loans, Collateralized Loan Obligations, Corporate Bonds and Common Stocks issued as 144A, which as of April 30, 2018 represented 115.3% of the Fund's net assets or 77.0% of the Fund's total assets, are subject to legal restrictions on sales.

(l)  Payment-in-Kind security (PIK), which may pay interest/dividends in additional par/shares.

  As of April 30, 2018, the aggregate cost of securities for Federal income tax purposes was $584,117,850.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$14,948,034
Gross unrealized depreciation	(15,541,038)
Net unrealized depreciation	$(593,004)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

April 30, 2018 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $584,068,835)	$583,524,846
Cash	8,958,099
Cash denominated in foreign currency, at value (cost $1,918,602)	1,893,868
Receivable for securities sold	12,243,100
Interest and principal receivable	6,470,455
Deferred debt issuance costs	30,781
Prepaid expenses	128,845
Total assets	613,249,994
Liabilities:
Line of credit outstanding	176,953,793
Payable for securities purchased	25,500,658
Payable for investment advisory fees	485,799
Payable for interest expense	343,413
Payable for commitment fee	20,962
Payable for administration and transfer agent fees	25,663
Payable for investor support fees	34,010
Accrued expenses and other payables	362,844
Total liabilities	203,727,142
Commitments and contingencies (See Note 2)	—
Net assets	$409,522,852
Net assets consist of:
Paid-in capital	$444,914,160
Undistributed net investment income	2,725,582
Accumulated net realized loss on investment and foreign currency	(34,366,075)
Net unrealized depreciation on investments and foreign currency	(3,750,815)
Net assets	$409,522,852
Common shares:
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,962,441
Net asset value per share	$17.83

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the six months ended April 30, 2018 (Unaudited)

Investment income:
Interest	$21,896,541
Expenses:
Investment advisory fees (Note 6)	2,950,992
Interest expense (Note 5)	2,199,965
Administrative services of the adviser (Note 6)	240,507
Legal fees	148,768
Investor support fees (Note 6)	206,569
Administration, custodian and transfer agent fees (Note 6)	213,964
Insurance expense	129,943
Amortization of debt issuance cost (Note 5)	36,641
Audit fees	70,039
Directors fee expense	79,343
Commitment fee expense (Note 5)	27,161
Printing expense	44,222
Other expenses	46,647
Total expenses	6,394,761
Net investment income before taxes	15,501,780
Tax expense	49,867
Net investment income	15,451,913
Net realized and unrealized gain/(loss) on investments and foreign currency
Net realized gain on investments	3,790,614
Net realized loss on foreign currency	(757,597)
Net unrealized loss on investments	(8,034,529)
Net unrealized gain on foreign currency	382,526
Net realized and unrealized loss on investments and foreign currency	(4,618,986)
Total increase in net assets resulting from operations	$10,832,927

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Increase (decrease) in net assets from operations:
Net investment income	$15,451,913	$30,593,545
Net realized gain on investments and foreign currency	3,033,017	1,642,367
Net change in unrealized gain (loss) on investments and foreign currency	(7,652,003)	18,277,170
Net increase from operations	10,832,927	50,513,082
Distributions to shareholders from:
Net investment income	(14,695,969)	(28,477,182)
Total distributions	(14,695,969)	(28,477,182)
Increase (decrease) in net assets from operations and distributions	(3,863,042)	22,035,900
Share transactions:
Cost of shares repurchased (Note 4)	—	(437,057)
Net increase (decrease) from share transactions	—	(437,057)
Total increase (decrease) in net assets	(3,863,042)	21,598,843
Net Assets, beginning of period	413,385,894	391,787,051
Net Assets, end of period	$409,522,852	$413,385,894
Undistributed net investment income	$2,725,582	$1,893,464

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the six months ended April 30, 2018 (Unaudited)

Operating activities:
Net increase in net assets from operations	$10,832,927
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(294,691,740)
Proceeds from the sale of investments	288,996,264
Amortization and accretion of discounts and premiums, net	637,977
Net realized gain on investments	(3,790,614)
Net realized loss on foreign currency	757,597
Net unrealized depreciation on investments	8,034,529
Net unrealized appreciation on foreign currency	(382,526)
Changes in operating assets and liabilities:
Receivable for securities sold	(2,164,813)
Interest and principal receivable	(74,115)
Deferred debt issuance costs	36,640
Prepaid expenses	(128,845)
Payable for securities purchased	5,439,973
Payable for investment advisory fees	(14,257)
Payable for interest expense	(132,542)
Payable for commitment fees	(85,266)
Payable for administration and transfer agent fees	(22,193)
Payable for investor support fees	(998)
Accrued expenses and other payables	(400,874)
Net cash flow provided by operating activities	12,847,124
Financing activities:
Borrowings on line of credit	93,222,678
Paydowns of line of credit	(86,429,300)
Distributions paid to common shareholders	(14,695,969)
Net cash used in financing activities	(7,902,591)
Effect of exchange rate changes on cash	(375,071)
Net increase in cash	4,569,462
Cash:
Beginning of period	6,282,505
End of period	$10,851,967
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$3,404,144

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

Per share data:	For the Six Months Ended April 30, 2018 (Unaudited)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013(a)
Net asset value, beginning of period	$18.00		$17.04	$16.95	$18.72	$19.43	$19.10
Income from investment operations:
Net investment income	0.67		1.33	1.23	1.21	1.24	1.09
Net realized and unrealized gain (loss)	(0.20)		0.87	0.16	(1.58)	(0.55)	0.45
Total income from investment operations	0.47		2.20	1.39	(0.37)	0.69	1.54
Less distributions declared to shareholders:
From net investment income	(0.64)		(1.24)	(1.23)	(1.33)	(1.40)	(1.17)
From net realized gains	—		—	—	(0.07)	—	—
From return of capital	—		—	(0.07)	— (b)	—	—
Total distributions declared to shareholders	(0.64)		(1.24)	(1.30)	(1.40)	(1.40)	(1.17)
Capital share transactions:
Common share offering costs charged to paid-in capital	—		—	—	—	—	(0.04)
Net asset value common shares, end of period	$17.83		$18.00	$17.04	$16.95	$18.72	$19.43
Market value common shares, end of period	$16.36		$16.45	$14.70	$14.37	$16.86	$18.05
Net asset value total return(c)	2.64%		13.33%	8.98%	(2.11)%	3.54%	8.04	%(d)
Market value total return(e)	3.42%		20.91%	12.47%	(6.74)%	1.02%	(4.03	)%(d)
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)	$409,523		$413,386	$391,797	$398,044	$321,368	$333,526
Expenses, inclusive of interest expense and amortization of debt issuance	3.13	%(f)	2.90%	2.96%	2.83%	2.58%	2.18	%(d)
Expenses, exclusive of interest expense and amortization of debt issuance	2.04	%(f)	2.08%	2.34%	2.39%	1.97%	1.74	%(d)
Net investment income	7.50	%(f)	7.52%	7.68%	6.51%	6.40%	5.74	%(d)
Portfolio turnover rate	44.72	%(d)	84.35%	92.30%	89.67%	96.01%	189.46	%(d)

(a)  For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b)  Less than $0.005.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(d)  Not annualized.

(e)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(f)  Annualized.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

April 30, 2018 (Unaudited)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act''), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser'') was registered as a Registered Investment Adviser with the SEC on June 9, 2011 and serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 40% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 10% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value, as described in Note 3.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments or paid out in cash and recorded as interest income. The PIK interest for the six months ended April 30, 2018 was $180,670 recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund's current cash balance exceeds insurance limits, the risk of loss is remote.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Dividends to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of directors may elect to change the Fund's distribution policy at any time.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed

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Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of April 30, 2018, the value of loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $3,000,000.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the twelve months ended December 31, 2017, the Fund paid U.S. federal excise taxes in the amount of $100,000.

As of October 31, 2017, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Deferred Debt Issuance Costs

Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, depending on the type of debt instrument.

Recently Issued Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. The application of this guidance did not have a material impact on our consolidated financial statements.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

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Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

•  Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with its valuation policy, the Fund evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices,

forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

The following is a summary of the inputs used as of April 30, 2018, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	124,402,573	21,278,161	145,680,734
Corporate Bonds	—	280,295,340	—	280,295,340
Collateralized Loan Obligations	—	—	152,415,385	152,415,385
Common Stock	1,570,827	1,271,404	2,291,156	5,133,387
Total Investments	1,570,827	405,969,317	175,984,702	583,524,846

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

For the six months ended April 30, 2018:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Common Stock ($)	Warrants ($)	Total ($)
Balance as of October 31, 2017	13,356,837	147,531,396	2,384,970	2,146	163,275,349
Purchases(a)	10,308,813	32,264,699	180,670	—	42,754,182
Sales(b)	(2,094,363)	(28,245,466)	—	(94)	(30,339,923)
Net realized and unrealized gain/(loss)	372,715	692,780	(274,484)	(2,052)	788,959
Net accrued discounts	15,036	171,976	—	—	187,012
Transfers in to Level 3	3,754,129	—	—	—	3,754,129
Transfers out of Level 3	(4,435,006)	—	—	—	(4,435,006)
Balance as of April 30, 2018	21,278,161	152,415,385	2,291,156	—	175,984,702
Net change in unrealized appreciation/ (depreciation) from Investments held as of April 30, 2018	368,889	428,501	(274,484)	—	522,906

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

Investments were transferred into and out of Level 3 and into and out of Level 2 during the six months ended April 30, 2018 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

There were no transfers between Level 1 and 2 during the period. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation techniques used by the Adviser to measure fair value as of April 30, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Senior Loans	21,278,161	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	149,230,385	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	3,185,000	Other	Recent Transaction Price	$95-$100
Common Stock	145,457	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Common Stock	2,145,699	Market Approach (Other)	Other	N/A
Total Level 3 Investments	175,984,702

(4) Common Stock

Common share transactions were as follows:

	Six Months ended April 30, 2018
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,962,441	429,786,323
Common shares repurchased — shares repurchase plan	—	—
Common shares outstanding — end of period	22,962,441	429,786,323

The board of directors has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the board of directors may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

(5) Credit Facility

The Fund is party to a senior secured revolving credit facility with State Street Bank and Trust Company (the "Lender") in which the Lender agreed to make loans of up to $212 million to the Fund (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. The interest expense was $2,199,965 for the six months ended April 30, 2018. Unused portions of the Credit Facility accrue a commitment fee equal to an annual rate of 0.15% if 80% of the Credit Facility is utilized or 0.25% if less than 80% of the Credit Facility is utilized. The unused commitment fee for the six months April 30, 2018 was $27,161 for the Fund. Debt issuance costs including related legal expenses incurred by the Fund in connection with the Credit Facility are deferred and are amortized on an effective yield method over the term of the Credit Facility. These amounts are included in the Statements of Operations as amortization of debt issuance cost. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities at cost for the remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

The weighted average outstanding daily balance of all loans during the period from November 1, 2017 to April 30, 2018 was approximately $181,956,928 with an average borrowing cost of 2.47%. As of April 30, 2018, the amount outstanding under the Credit Facility was $176,953,793. The Credit Facility maturity date is October 2, 2018 and as of April 30, 2018, the Fund was in compliance in all material respects with the terms of the Credit Facility.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund (for example, the Credit Facility), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. As of April 30, 2018, the Fund's asset coverage was 331%.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management, L.P. ("Ares") and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred for the six months April 30, 2018 were $2,950,992.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $240,507 for the six months ended April 30, 2018.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred for the six months ended April 30, 2018 were $213,964.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. The Fund pays Destra a fee equal to 0.07% of Managed Assets per annum for these services. The terms of this agreement are in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred for the six months ended April 30, 2018 were $206,569.

(7) Investment Transactions

For the six months ended April 30, 2018, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased ($)	Proceeds from the Sale of Investments ($)
263,542,526	(265,396,803)

(8) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The uncertainty in the wake of the UK's "Brexit" referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

(9) Stockholder Meeting Results

On June 12, 2018, the Fund held its Annual Meeting of Stockholders for the election of Directors. The proposal was approved by the Fund's stockholders and the results of the voting were as follows:

Name	For	Withheld
Seth J. Brufsky	20,162,910.452	799,504.138
John J. Shaw	20,377,922.644	584,491.946

David A. Sachs, Seth J. Brufsky, James K. Hunt, John J. Shaw and Bruce H. Spector continue to serve in their capacities as Directors of the Fund.

(10) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared on April 13, 2018:

Ex-Date: May 23, 2018
Record Date: May 24, 2018
Payable Date: May 31, 2018
Per Share Amount: $0.1075

Ex-Date: June 20, 2018
Record Date: June 21, 2018
Payable Date: June 29, 2018
Per Share Amount: $0.1075

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

April 30, 2018 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2018 (Unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in non-certificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2018 (Unaudited)

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 1001

Semi-Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2018 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2018

(This page intentionally left blank.)

Semi-Annual Report 2016

Item 2.  Code of Ethics.

Not applicable for this filing.

Item 3.  Audit Committee Financial Expert.

Not applicable for this filing.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Not applicable for this filing.

(a)(2)  Not applicable for this filing.

(a)(3)  Not applicable for this filing.

(a)(4)  Not applicable for this filing.

(b) There have been no changes to the portfolio managers of Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”).

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended April 30, 2018, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the Exchange Act.

3

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/17 through 11/30/17	None	0	None	1,829,782

Month #2 12/01/17 through 12/31/17	None	0	None	1,829,782

Month #3 01/01/18 through 01/31/18	None	0	None	1,829,782

Month #4 02/01/18 through 02/28/18	None	0	None	1,829,782

Month #5 03/01/18 through 03/31/18	None	0	None	1,829,782

Month #6 04/01/18 through 04/30/18	None	0	None	1,829,782

Total	0	0	0	—

(a), (b)            On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares.  The Fund is authorized to repurchase up to 10% of its outstanding Common Shares.  The Fund is not required to effect share repurchases.

(c)                                  The above-referenced share repurchase program has no expiration date.

(d), (e)             Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

4

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s most recent fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)                                 Not applicable.

(b)                                 Not applicable.

Item 13.  Exhibits.

(a)(1)                  Not applicable for this filing.

(a)(2)                  The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	June 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	June 25, 2018

By:	/s/ Scott Lem
Scott Lem
Chief Financial Officer

Date:	June 25, 2018

6